Air T, Inc. Reports First Quarter Fiscal 2026 Results CHARLOTTE, NC, August 13, 2025— Air T, Inc. (NASDAQ: AIRT) is an industrious American company with a portfolio of businesses, each of which is independent yet interrelated. We seek dynamic individuals and teams to operate companies with processes and insights that drive increasing value over time. We believe we can invest corporate resources to help activate growth and overcome challenges. Our core segments are overnight air cargo; ground support equipment; commercial aircraft, engines and parts; and digital solutions. Today the Company is announcing results for the fiscal first quarter ended June 30, 2025: • Revenues totaled $70.9 million for the quarter ended June 30, 2025, an increase of $4.5 million, or 7% from the prior year’s comparable quarter. • Operating income was $0.4 million for the quarter ended June 30, 2025, an increase of $1.0 million from the prior year comparable quarter’s operating loss of $0.6 million. • Adjusted EBITDA* profit of $1.5 million for the quarter ended June 30, 2025, compared to an Adjusted EBITDA* profit of $0.9 million in the prior year’s comparable quarter. • The investment balance for the Company’s equity method investees was $19.9 million at June 30, 2025; as compared to 19.0 million at March 31, 2025. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measure. Company Chairman and CEO Nick Swenson commented: “Management is pleased with the company’s performance in the June Quarter. We are working hard to execute on our annual plan and developing several strategic initiatives which we believe will drive long term value creation.” Business Segment Results Overnight Air Cargo • This segment provides air express delivery services, primarily for FedEx, and repair services. • Revenues for this segment were $30.6 million for the quarter ended June 30, 2025, compared to $30.4 million in the prior year’s comparable quarter. • Adjusted EBITDA* for this segment was $1.6 million for the quarter ended June 30, 2025, a decrease of $0.3 million when compared to the prior year’s comparable quarter. The decrease was driven mainly by lower margins on maintenance revenue. Ground Support Equipment (“GGS”) • This segment—which includes some of the world-leading offerings in the category—manufactures mobile deicers and other specialized ground-support equipment. Customers include passenger and cargo airlines, airports, the military, and other industrial customers. • Revenues for this segment totaled $15.1 million for the quarter ended June 30, 2025, up 105% when compared to revenue of $7.4 million in the previous year’s first fiscal quarter. The increase was primarily driven by the higher number of deicing trucks sold in the current year's quarter compared to the prior year's comparable quarter. • Adjusted EBITDA* profit for this segment was $1.4 million in the quarter ended June 30, 2025, an increase of $1.9 million compared to the prior year quarter’s Adjusted EBITDA* loss of $0.5 million, due primarily to increased costs incurred in connection with the higher sales noted above. The percentage increase in segment operating expenses was less than the percentage increase in segment revenue due to higher margins on the deicing trucks sold in the current quarter. • As of June 30, 2025, this segment’s order backlog was $7.2 million versus $9.9 million as of June 30, 2024. Commercial Aircraft, Engines and Parts • This segment leases commercial jet engines and aircraft; buys, sells and trades in surplus and aftermarket commercial jet engines, engine parts, airframes, and airframe parts, avionics, and other; then delivers the related documents and logistics.

• Revenues for this segment totaled $22.0 million for the quarter ended June 30, 2025, a decrease of $4.3 million versus the previous year’s fiscal first quarter. The decrease was primarily driven by lower component sales in the current quarter, partially offset by an increase in lease income resulting from two assets being on lease in the current fiscal year quarter, compared to none in the same fiscal quarter of the prior year. • Adjusted EBITDA* for this segment was $0.8 million for the quarter ended June 30, 2025, a decrease of $0.9 million when compared to the prior year quarter’s Adjusted EBITDA* of $1.7 million, primarily due to the lower component sales, coupled with lower profit margin on parts sold in the current quarter. Digital Solutions • This segment develops and provides digital aviation and other business services to customers within the aviation industry to generate recurring subscription revenues. • Revenues for this segment totaled $2.1 million for the quarter ended June 30, 2025, an increase of $0.4 million versus the previous year’s first fiscal quarter. The increase is primarily due to increased software subscriptions driven by continued acquisition of new customers. • Adjusted EBITDA* loss for this segment was $0.1 million for the quarter ended June 30, 2025, a decrease in the loss of $0.2 million when compared to the prior year quarter’s Adjusted EBITDA* loss of $0.3 million, primarily due to the increased revenue noted above. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measures. Non-GAAP Financial Measures The Company uses adjusted earnings before taxes, interest, and depreciation and amortization ("Adjusted EBITDA"), a non-GAAP financial measure as defined by the SEC, to evaluate the Company's financial performance. This performance measure is not defined by accounting principles generally accepted in the United States and should be considered in addition to, and not in lieu of, GAAP financial measures. Management believes that Adjusted EBITDA is a useful measure of the Company's performance because it provides investors additional information about the Company's operations allowing better evaluation of underlying business performance and better period-to-period comparability. We may periodically review and update our non-GAAP financial measures based on our determination of their relevance to our business which could result in the addition or elimination of select non-GAAP financial measures in the future. Adjusted EBITDA is not intended to replace or be an alternative to operating income (loss), the most directly comparable amounts reported under GAAP. The table below provides a reconciliation of operating income (loss) to Adjusted EBITDA for the periods ended June 30, 2025, and 2024 (in thousands): Three months ended 6/30/2025 6/30/2024 Operating income (loss) $ 446 $ (577) Depreciation and amortization (excluding certain leased assets depreciation)1 702 760 Asset impairment, restructuring or impairment charges 40 378 Gain on sale of property and equipment (1) — Securities issuance expenses 30 101 Share-based compensation 39 16 Severance expenses — 179 Deal-sourcing expenses 210 — Adjusted EBITDA $ 1,466 $ 857 (1) Leased assets depreciation expense excluded was $0.6 million and $0 during the three months ended June 30, 2025 and June 30, 2024, respectively. The following table shows the Company’s Adjusted EBITDA by segment for the periods ended June 30, 2025, and 2024 (in thousands):

Three months ended 6/30/2025 6/30/2024 Overnight Air Cargo $ 1,613 $ 1,947 Ground Support Equipment 1,374 (511) Commercial Aircraft, Engines and Parts 754 1,665 Digital Solutions (86) (312) Segments total 3,655 2,789 Corporate and Other (2,189) (1,932) Adjusted EBITDA $ 1,466 $ 857 NOTE REGARDING STAKEHOLDER QUESTIONS If you have questions related to this release or other Air T matters, please use our interactive Q&A capability, through Slido.com, accessible from our website, to submit your questions. We intend to keep that link open and available for shareholder questions. Questions submitted through Slido will be answered “live” and in writing at our Annual Meeting, and via a written response on a quarterly basis. Note that legal and pragmatic requirements restrict us from answering every question posted, yet we intend to address all reasonable and relevant questions with a written answer. ABOUT AIR T, INC. Established in 1980, Air T Inc. is a portfolio of powerful businesses and financial assets, each of which is independent yet interrelated. Its core segments are overnight air cargo, ground support equipment, commercial aircraft, engines and parts, and digital solutions. We seek to expand, strengthen and diversify Air T’s after-tax cash flow per share. Our goal is to build Air T’s core businesses, and when appropriate, to expand into adjacent and other industries. We seek to activate growth and overcome challenges while delivering meaningful value for all stakeholders. For more information, visit www.airt.com. The information on our website is available for information purposes only and is not incorporated by reference into this press release. FORWARD-LOOKING STATEMENTS Certain statements in this press release, including those contained in “Overview,” are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements include those preceded by, followed by or that include the words “believes”, “pending”, “future”, “expects,” “anticipates,” “estimates,” “depends” or similar expressions. These forward- looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements, because of, among other things, potential risks and uncertainties, such as: • An inability to finance our operations through bank or other financing or through the sale or issuance of debt or equity securities; • Economic and industry conditions in the Company’s markets; • The risk that contracts with FedEx Corporation (“FedEx”) could be terminated or adversely modified; • The risk that the number of aircraft operated for FedEx will be reduced; • The risk that GGS customers will defer or reduce significant orders for deicing equipment; • The impact of any terrorist activities or armed conflict on United States soil or abroad; • Changes in U.S. and foreign trade regulations and tariffs; • The Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels; • The Company's ability to meet debt service covenants and to refinance existing debt obligations; • The risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided; • Market acceptance of the Company’s commercial and military equipment and services; • Competition from other providers of similar equipment and services; • Changes in government regulation and technology; • Changes in the value of marketable securities held as investments; • Mild winter weather conditions reducing the demand for deicing equipment; • Market acceptance and operational success of the Company’s aircraft asset management business and related aircraft capital joint venture; and • Despite our current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could further exacerbate the risks associated with our substantial leverage.

A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. CONTACT Tracy Kennedy Chief Financial Officer tkennedy@airt.com 704-264-5102